SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549
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                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 8, 2001
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                       RAMTRON INTERNATIONAL CORPORATION
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             (Exact name of registrant as specified in its charter)

                                  Delaware
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      (State of or other jurisdiction of incorporation or organization)

                                  0-17739
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                          (Commission File Number)

                                84-0962308
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                  (I.R.S. Employer Identification Number)

   1850 Ramtron Drive, Colorado Springs, Colorado 80921  (719) 481-7000
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  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

ITEM 5  -  OTHER EVENTS:

On April 19, 2001, pursuant to a Rights Agreement (the "Rights Agreement") between Ramtron International Corporation, a Delaware corporation (the "Company") and Citibank, N.A., as Rights Agent (the "Rights Agent"), the Company's Board of Directors declared a dividend of one right (a "Right") to purchase one one-hundredth share of the Company's Series B Participating Preferred Stock ("Series B Preferred") for each outstanding share of Common Stock, par value $0.01 per share ("Common Shares") of the Company. The dividend is payable on May 15, 2001 (the "Record Date"), to stockholders of record as of the close of business on that date. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series B Preferred at an exercise price of $50.00 (the "Purchase Price"), subject to adjustment.

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The following summary of the principal terms of the Rights Agreement is a general description only and is subject to the detailed terms and conditions of the Rights Agreement. A copy of the Rights Agreement is attached as
Exhibit 4.2 to the Company's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on May 8, 2001, and is incorporated herein by reference.

RIGHTS EVIDENCED BY COMMON SHARE CERTIFICATES

The Rights will not be exercisable until the Distribution Date (defined below). Certificates for the Rights ("Rights Certificates") will not be sent to stockholders and the Rights will attach to and trade only together with the Common Shares. Accordingly, Common Share certificates outstanding on the Record Date will evidence the Rights related thereto, and Common Share certificates issued after the Record Date will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender or transfer of any certificates for Common Shares, outstanding as of the Record Date, even without notation or a copy of the Summary of Rights being attached thereto, also will constitute the transfer of the Rights associated with the Common Shares represented by such certificate.

DISTRIBUTION DATE

The Rights will separate from the Common Shares, Rights Certificates will be issued and the Rights will become exercisable upon the earlier of (a) the close of business on the tenth day (or such later date as may be determined by the Company's Board of Directors) after the Stock Acquisition Date or (b) the close of business on the tenth business day (or such later date as may be determined by the Company's Board of Directors) after the date that a tender offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would become an Acquiring Person, in either instance other than pursuant to a Qualified Offer. The earlier of such dates is referred to as the "Distribution Date." Each of Infineon Technologies AG ("Infineon") and any entity in which fifty percent (50%) or more of the voting securities or voting interests are owned or controlled by Infineon shall be an Exempt Person, and therefore, will not be deemed to be an Acquiring Person upon compliance with the limitations set forth in the Rights Agreement.

ISSUANCE OF RIGHTS CERTIFICATES; EXPIRATION OF RIGHTS

As soon as practicable following the Distribution Date, a Rights Certificate will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and this summary alone will evidence the Rights from and after the Distribution Date. All Common Shares issued after the Distribution Date will be issued with Rights. The Rights will expire on the earliest of (i) April 19, 2011 (the "Final Expiration Date"), or (ii) redemption or exchange of the Rights as described below.

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INITIAL EXERCISE OF THE RIGHTS

Following the Distribution Date, and until one of the further events described below, holders of the Rights will be entitled to receive, upon exercise and the payment of the Purchase Price, one one-hundredth of a share of the Series B Preferred. In the event that the Company does not have sufficient Series B Preferred available for all Rights to be exercised, or the Board decides that such action is necessary and not contrary to the interests of Rights holders, the Company may instead substitute cash, assets or other securities for the Series B Preferred for which the Rights would have been exercisable under this provision or as described below.

RIGHT TO BUY COMPANY COMMON SHARES

Unless the Rights are earlier redeemed, in the event that an Acquiring Person obtains 15% or more of the Company's then outstanding Common Shares, then each holder of a Right which has not theretofore been exercised (other than Rights beneficially owned by the Acquiring Person, which will thereafter be void) will, thereafter have the right to receive, upon exercise, Common Shares having a value equal to twice the Purchase Price. Rights are not exercisable following the occurrence of an event as described above until such time as the Rights are no longer redeemable by the Company as set forth below.

RIGHT TO BUY ACQUIRING COMPANY STOCK

Similarly, unless the Rights are earlier redeemed, in the event that, after an Acquiring Person obtains 15% or more of the Company's then outstanding Common Shares, (i) the Company is acquired in a merger or other business combination transaction, or (ii) 50% or more of the Company's consolidated assets or earning power are sold (other than in transactions in the ordinary course of business), proper provision must be made so that each holder of a Right which has not theretofore been exercised (other than Rights beneficially owned by the Acquiring Person, which will thereafter be void) will thereafter have the right to receive, upon exercise, shares of common stock of the acquiring company having a value equal to twice the Purchase Price.

EXCHANGE PROVISION

At any time after an Acquiring Person obtains 15% or more of the Company's then outstanding Common Shares and prior to the acquisition by such Acquiring Person of 50% or more of the Company's outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by the Acquiring Person), in whole or in part, at an exchange ratio of one Common Share per Right.

REDEMPTION

At any time prior to the earlier of (i) the close of business on the tenth Business Day following the Stock Acquisition Date (or such later date as the Board may determine) or (ii) the Final Expiration Date, the Company may redeem the Rights in whole, but not in part, at a price of $0.01 per Right.

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ADJUSTMENTS TO PREVENT DILUTION

The Purchase Price payable, the number of Rights, and the number of Series B Preferred or Common Shares or other securities or property issuable upon exercise of the Rights are subject to adjustment from time to time in connection with the dilutive issuances by the Company as set forth in the Rights Agreement. With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price.

CASH PAID INSTEAD OF ISSUING FRACTIONAL SHARES

No fractional Common Shares will be issued upon exercise of a Right and, in lieu thereof, an adjustment in cash will be made based on the market price of the Common Shares on the last trading date prior to the date of exercise.

NO STOCKHOLDERS' RIGHTS PRIOR TO EXERCISE

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company (other than any rights resulting from such holder's ownership of Common Shares), including, without limitation, the right to vote or to receive dividends.

AMENDMENT OF RIGHTS AGREEMENT

The terms of the Rights and the Rights Agreement may be amended in any respect without the consent of the Rights holders on or prior to the Distribution Date; thereafter, the terms of the Rights and the Rights Agreement may be amended without the consent of the Rights holders in order to cure any ambiguities or to make changes which do not adversely affect the interests of Rights holders (other than the Acquiring Person).

RIGHTS AND PREFERENCES OF THE SERIES B PREFERRED

Each one one-hundredth of a share of Series B Preferred has rights and preferences substantially equivalent to those of one Common Share.

NO VOTING RIGHTS

Rights will not have any voting rights.

CERTAIN ANTI-TAKEOVER EFFECTS

The Rights approved by the Board are designed to protect and maximize the value of the outstanding equity interests in the Company in the event of an unsolicited attempt by an acquirer to take over the Company in a manner or on terms not approved by the Board of Directors. Takeover attempts frequently include coercive tactics to deprive the Company's Board of Directors and its stockholders of any real opportunity to determine the destiny of the Company. The Rights have been declared by the Board in order to deter such tactics,

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including a gradual accumulation of shares in the open market of 15% or greater position to be followed by a merger or a partial or two-tier tender offer that does not treat all stockholders equally. These tactics unfairly pressure stockholders, squeeze them out of their investment without giving them any real choice and deprive them of the full value of their shares.

The Rights are not intended to prevent a takeover of the Company and will not do so. Subject to the restrictions described above, the Rights may be redeemed by the Company at $0.01 per Right at any time prior to the Distribution Date. Accordingly, the Rights should not interfere with any merger or business combination approved by the Board of Directors.

However, the Rights may have the effect of rendering more difficult or discouraging an acquisition of the Company deemed undesirable by the Board of Directors. The Rights may cause substantial dilution to a person or group that attempts to acquire the Company on terms or in a manner not approved by the Company's Board of Directors, except pursuant to an offer conditioned upon the negation, purchase or redemption of the Rights.

Issuance of the Rights does not in any way weaken the financial strength of the Company or interfere with its business plans. The issuance of the Rights themselves has no dilutive effect, will not affect reported earnings per share, should not be taxable to the Company or to its stockholders, and will not change the way in which the Company's shares are presently traded. The Company's Board of Directors believes that the Rights represent a sound and reasonable means of addressing the complex issues of corporate policy created by the current takeover environment.

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ITEM 7  -  FINANCIAL STATEMENTS AND EXHIBITS:

     (a)  Financial Statements - Not Applicable
     (b)  Pro-Form Financial Information - Not Applicable
     (c)  Exhibits.  The following exhibits are furnished as part of this report:

               Exhibit        Description
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                 4.1 Form of Rights Agreement, dated as of April 19, 2001, between Ramtron International Corporation and Citibank, N.A. (1)

                 99.1  Press Release, dated May 8, 2001.

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(1) Incorporated by reference to the Company's Form 8-A Registration Statement (Commission File No. 0-17739) filed with the Securities and Exchange Commission on May 8, 2001.

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RAMTRON INTERNATIONAL CORPORATION

                                           By:  /S/ LuAnn D. Hanson
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                                              LuAnn D. Hanson
                                              Chief Financial Officer
Dated May 8, 2001

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